SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2004

APPLIED MICRO CIRCUITS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23193	94-2586591
(Commission File No.)	(IRS Employer Identification No.)

6290 Sequence Drive

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 450-9333

Item 5. Other Events

On March 2, 2004, Applied Micro Circuits Corporation issued a press release announcing the signing of a definitive agreement regarding its proposed acquisition of 3ware, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Exhibits

99.1	Press Release, dated March 2, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION

Dated: March 2, 2004	By:	/s/ STEPHEN M. SMITH
Stephen M. Smith
Senior Vice President Finance and Administration, Chief Financial Officer

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Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press Release, dated March 2, 2004.

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